UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2017

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Polaris Parkway, Suite 400 Westerville, Ohio		43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On October 26, 2017, Lancaster Colony Corporation issued a press release announcing its results for the three months ended September 30, 2017. The press release is attached as Exhibit 99.1.
Item 7.01    Regulation FD Disclosure
The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure.”
Effective July 1, 2017, David A. Ciesinski, our President and Chief Operating Officer, succeeded John B. Gerlach, Jr. as Lancaster Colony’s Chief Executive Officer. As President and Chief Executive Officer, Mr. Ciesinski became our principal executive officer and chief operating decision maker (“CODM”). This change resulted in modifications to the CODM’s approach to managing the business, assessing performance and allocating resources. Consequently, our segment reporting structure has been amended to align with these changes, and our financial results will now be presented as two reportable segments: Retail and Foodservice. Costs that are directly attributable to either Retail or Foodservice are charged directly to the appropriate segment. Costs that are deemed to be indirect, excluding corporate expenses and other unusual significant transactions, are allocated to the two reportable segments using a reasonable methodology that is consistently applied. All historical information has been retroactively conformed to the current presentation and the realigned quarterly business segment information for fiscals 2017 and 2016 is presented in Exhibit 99.2. These segment changes had no effect on previously reported consolidated net sales, operating income, net income or earnings per share.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including the exhibits attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

99.1	Press Release dated October 26, 2017

99.2	Business Segment Information for the quarters of fiscals 2017 and 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LANCASTER COLONY CORPORATION
(Registrant)

Date: October 26, 2017	By: /s/ DOUGLAS A. FELL
Douglas A. Fell
Treasurer, Vice President,
Assistant Secretary and
Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
99.1	Press Release dated October 26, 2017	Furnished herewith

99.2	Business Segment Information for the quarters of fiscals 2017 and 2016	Furnished herewith